CLOVER UNIT 2
                          EQUIPMENT INTEREST AGREEMENT

                            Dated as of July 1, 1996

                                     between



                        OLD DOMINION ELECTRIC COOPERATIVE



                                       and


                         CLOVER UNIT 2 GENERATING TRUST



                        CLOVER UNIT 2 GENERATING FACILITY
                                       AND
                                COMMON FACILITIES








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
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                                TABLE OF CONTENTS


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                                                                                                                Page

SECTION 1.              DEFINITIONS.............................................................................  2

SECTION 2.              CONVEYANCE OF THE EQUIPMENT INTEREST....................................................  3

SECTION 3.              TERM AND CONSIDERATION..................................................................  3
                        Section 3.1.        Basic Term..........................................................  3
                        Section 3.2.        Renewal Term........................................................  3
                        Section 3.3.        Head Equipment Agreement Consideration..............................  4
                        Section 3.4.        Nonterminability....................................................  4

SECTION 4.              DISCLAIMER OF WARRANTIES................................................................  4

SECTION 5.              RIGHT OF QUIET ENJOYMENT................................................................  5

SECTION 6.              SURRENDER AND TRANSFER OF EQUIPMENT INTEREST............................................  6
                        Section 6.1.        Surrender of Equipment Interest.....................................  6
                        Section 6.2.        Right of First Refusal in Virginia Power............................  6
                        Section 6.3.        Right of Virginia Power to Exercise Purchase
                        Option..................................................................................  7
                        Section 6.4.        Transfer of Equipment Interest......................................  8

SECTION 7.              LIENS...................................................................................  8

SECTION 8.              OPERATION AND MAINTENANCE; REPLACEMENT
                        COMPONENTS..............................................................................  8
                        Section 8.1.        Operation and Maintenance...........................................  8
                        Section 8.2.        Replacement Components..............................................  8

SECTION 9.              MODIFICATIONS...........................................................................  9

SECTION 10.             SURRENDER OR TRANSFER OF EQUIPMENT INTEREST.............................................  9
                        Section 10.1.       Surrender or Transfer during the Operating
                        Equipment Agreement Term................................................................  9
                        Section 10.2.       Surrender or Transfer After the Operating
                        Equipment Agreement Term................................................................  9

SECTION 11.             PURCHASE OPTION OF REMAINDER INTEREST OF OLD
                        DOMINION................................................................................  9

SECTION 12.             INSPECTION.............................................................................. 10




SECTION 13.             SECURITY FOR FACILITY OWNER'S OBLIGATION TO THE
                        LENDERS................................................................................. 10

SECTION 14.             NONMERGER............................................................................... 11

SECTION 15.             MISCELLANEOUS........................................................................... 11
                        Section 15.1.       Agreement Regarding Equipment....................................... 11
                        Section 15.2.       Amendments and Waivers.............................................. 11
                        Section 15.3.       Notices............................................................. 11
                        Section 15.4.       Survival............................................................ 12
                        Section 15.5.       Successors and Assigns.............................................. 13
                        Section 15.6.       Business Day........................................................ 13
                        Section 15.7.       Governing Law....................................................... 13
                        Section 15.8.       Severability........................................................ 13
                        Section 15.9.       Counterparts........................................................ 13
                        Section 15.10.      Headings and Table of Contents...................................... 13
                        Section 15.11.      Further Assurances.................................................. 13
                        Section 15.12.      Effectiveness of Head Equipment Agreement........................... 14
                        Section 15.13.      Limitation of Liability............................................. 14
                        Section 15.14.      Measuring Life...................................................... 14

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Exhibit A-1 - Description of Unit 2 Equipment
Exhibit A-2 - Description of Common Facilities Equipment

                                  CLOVER UNIT 2
                          EQUIPMENT INTEREST AGREEMENT


         This CLOVER UNIT 2 EQUIPMENT INTEREST AGREEMENT, dated as of July 1, 1996 (this "Head Equipment Agreement"), between OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia ("Old Dominion"), and CLOVER UNIT 2 GENERATING TRUST, a Delaware business trust created pursuant to the Trust Agreement, dated as of July 1, 1996, between EPC Corporation and Wilmington Trust Company ("Facility Owner").

         WHEREAS,  the Clover  Real  Estate is more  particularly  described  in
Schedule 1 to the Ground Lease and Sublease and is comprised of the Unit 1 Site described in Schedule 2 thereto, the Unit 2 Site described in Schedule 3 thereto, the Common Facilities Site described in Schedule 4 thereto, and certain other property, each such Schedule 1, Schedule 2, Schedule 3 and Schedule 4 being attached to, and recorded in the Halifax Clerk's Office with, the Ground Lease and Sublease as part thereof;

         WHEREAS, a copy of the Clover Power Station Plat is marked Exhibit A and attached to, and recorded in the Halifax Clerk's Office with, the Ground Lease and Sublease as a part thereof;

         WHEREAS, Old Dominion and Virginia Power own the Clover Real Estate as tenants-in-common;

         WHEREAS, by the Clover Agreements, Old Dominion and Virginia Power established their respective rights and obligations as tenants-in-common of the Clover Real Estate and of all improvements thereafter to be constructed, and all personal property thereafter to be situated, on the Clover Real Estate. Such improvements and personal property held by Old Dominion and Virginia Power as tenants-in-common include (a) the Unit 1 Foundation constructed on the Unit 1 Site, (b) the Unit 2 Foundation constructed on the Unit 2 Site, (c) the Common Facilities Foundation constructed on the Common Facilities Site, (d) the Unit 1 Equipment situated on the Unit 1 Site, (e) the Unit 2 Equipment situated on the Unit 2 Site, and (f) the Common Facilities Equipment situated on the Common Facilities Site;

         WHEREAS, as tenants-in-common of such real and personal property, each of Old Dominion and Virginia Power holds a 50% undivided interest in such real and personal property, including the right to nonexclusive possession of all such real and personal property, subject to (a) in the case of all such real and personal property, the rights of the other to nonexclusive possession and the terms and conditions of the Clover Agreements, (b) in the case of the Pollution Control Assets, the rights, terms and conditions described above in clause (a) and the rights of the Pollution Control Assets Lessor, and (c) in the case of the Common Facilities, the Unit 1 Site, the Unit 1 Foundation and the Unit 1 Equipment, the rights, terms and conditions described above in clause (a) and the rights of the Unit 1 Parties;

         WHEREAS, by the Ground Lease and Sublease, Old Dominion has leased the Ground Interest to the Facility Owner and the Facility Owner simultaneously has subleased the Ground Interest back to Old Dominion upon the terms and conditions of the Ground Lease and Sublease;

         WHEREAS, by the Head Foundation Agreement, Old Dominion is conveying the Foundation Interest to the Facility Owner for a term of years;

         WHEREAS, by the Operating Foundation Agreement, the Facility Owner will convey the use and possession of the Foundation Interest back to Old Dominion for a term of years which shall end prior to the expiration of the term of the Head Foundation Agreement;

         WHEREAS, by the Operating Equipment Agreement, the Facility Owner will convey the use and possession of the Equipment Interest back to Old Dominion for a term of years which shall end prior to the expiration of the term of this Head Equipment Agreement;

         WHEREAS, although Old Dominion and the Facility Owner intend that the Foundation Interest at all times and in all respects be and remain personal property under Virginia law, they are recording the Head Foundation Agreement, and will record the Operating Foundation Agreement, in the Halifax Clerk's Office in order to satisfy the conditions of Section 55-96 of the Code of Virginia 1950, as amended, in the event that the Foundation Interest is deemed to be real estate or an interest in real estate for purposes of such Section 55-96; and

         WHEREAS, the Unit 1 Parties and the Unit 2 Parties shall share equally all of those rights, and shall be subject equally to having all of those responsibilities undertaken, which are granted to or imposed upon Old Dominion with respect to the Common Facilities Site, the Common Facilities Foundation and the Common Facilities Equipment, as (a) tenant-in-common with Virginia Power of such property and (b) a party to the Clover Agreements.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.         DEFINITIONS.

         Capitalized terms used in this Head Equipment Agreement and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Participation Agreement, dated as of July 1, 1996, among Old Dominion, the Facility Owner, Wilmington Trust Company (in the capacities set forth therein), EPC Corporation and Utrecht-America Finance Co.

         Where any provision in this Head Equipment Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.


SECTION 2.         CONVEYANCE OF THE EQUIPMENT INTEREST.

         Old Dominion hereby conveys the Equipment Interest to the Facility Owner for the term and renewal terms described below, and the Facility Owner hereby takes such interest in the Equipment Interest from Old Dominion. Old Dominion and the Facility Owner understand and agree that (a) this conveyance of the Equipment Interest is subject to the limitations identified in the definition of Equipment Interest, (b) legal title to all assets in the Equipment Interest constituting Retained Assets remains vested in Old Dominion and Virginia Power as tenants-in-common, (c) all assets in the Equipment Interest constituting Pollution Control Assets have been conveyed to the Pollution Control Assets Lessor and leased back to Old Dominion pursuant to the Pollution Control Assets Lease and that legal title to such Pollution Control Assets remains vested in the Pollution Control Assets Lessor and Virginia Power as tenants-in-common, and (d) this conveyance of the Equipment Interest is subject and subordinate to the lien of the Old Dominion Indenture (including any future amendments, supplements or issuance of additional advances or indebtedness thereunder), Permitted Encumbrances and the rights of Virginia Power under the Clover Agreements.

         Descriptions of the Unit 2 Equipment and the Common Facilities Equipment are set forth on Exhibits A-1 and A-2, respectively, to this Head Equipment Agreement.


SECTION 3.         TERM AND CONSIDERATION.

         SECTION 3.1. BASIC TERM. The term of this Head Equipment Agreement shall commence on the Closing Date and shall terminate at 11:59 p.m. (New York City time) on January 5, 2060 (the "Head Equipment Agreement Basic Term").

         SECTION 3.2.  RENEWAL  TERM. At the  expiration  of the Head  Equipment
Agreement  Basic  Term  or  any  Head  Equipment   Agreement  Renewal  Term  (as
hereinafter defined), the Facility Owner may renew this Head Equipment Agreement for an additional term or terms of not less than 1 year each (each a "Head Equipment Agreement Renewal Term" and, together with the Head Equipment Agreement Basic Term, the "Head Equipment Agreement Term") by giving Old Dominion 180 days prior written notice; PROVIDED that the Facility Owner shall only be permitted to renew the term of this Head Equipment Agreement for a Head Equipment Agreement Renewal Term if (a) concurrently with such renewal, the Head Foundation Agreement Term is renewed for a period equal to the Head Equipment Agreement Renewal Term and
(b) on the date that notice of such renewal is given and at the commencement of such Head Equipment Agreement Renewal Term, (i) the Clover Unit 2 Generating Facility continues to be used for the production of electric capacity and energy and (ii) no determination has been made in accordance with Section 11.01(a) of the Clover Operating Agreement to retire the Clover Unit 2 Generating Facility prior to the expiration of such Head Equipment Agreement Renewal Term for which the Head Equipment Agreement Term is then being renewed. Notwithstanding the foregoing if the Head Equipment Agreement Term is not earlier terminated, it shall end on December 31, 2089.

         SECTION 3.3. HEAD EQUIPMENT AGREEMENT CONSIDERATION. The Facility Owner hereby agrees to pay Old Dominion $306,592,000 on the Closing Date as consideration for the conveyance of the Equipment Interest for the Head Equipment Agreement Basic Term and all Head Equipment Agreement Renewal Terms (the "Head Equipment Agreement Consideration"). Old Dominion acknowledges receipt of such amount in full satisfaction of the Facility Owner's obligation to pay the consideration for the term of years conveyed by this Head Equipment Agreement during the Head Equipment Agreement Basic Term and each Head Equipment Agreement Renewal Term. If the Facility Owner elects to renew the term of the Head Equipment Agreement for a Head Equipment Agreement Renewal Term or Terms, pursuant to Section 3.2 hereof, Old Dominion agrees that no additional consideration shall be payable in respect of any such Head Equipment Agreement Renewal Term.

         SECTION 3.4. NONTERMINABILITY. Subject to Section 10 hereof, this Head Equipment Agreement shall not terminate, nor shall any of the rights granted and conveyed hereunder to the Facility Owner be extinguished, lost or otherwise impaired, in whole or in part, by any circumstances of any character or for any reason whatsoever, including, without limitation, the following: (a) any damage to or loss or destruction of all or any part of Clover Unit 2 for any reason whatsoever and of whatever duration, (b) the condemnation, requisition (by eminent domain or otherwise), seizure or other taking of title or use of Clover Unit 2 by any Governmental Entity or otherwise, (c) any prohibition, limitation or restriction on the use by any Person of all or any part of its property or the interference with such use by any Person, or any eviction by paramount title or otherwise, (d) any inadequacy, incorrectness or failure of the description of Clover Unit 2 or any part thereof or any rights or property in which an interest is intended to be granted or conveyed by this Head Equipment Agreement, (e) the insolvency, bankruptcy, reorganization or similar proceedings by or against Old Dominion, the Facility Owner or any other Person, (f) the failure by the Facility Owner to comply with Section 6, 7 or 8 hereof or (g) any other reason whatsoever, whether similar or dissimilar to any of the foregoing.

SECTION 4.         DISCLAIMER OF WARRANTIES.

         WITHOUT WAIVING ANY CLAIM THE FACILITY OWNER MAY HAVE AGAINST ANY MANUFACTURER, VENDOR OR CONTRACTOR UNDER ANY OF THE CLOVER AGREEMENTS, THE FACILITY OWNER ACKNOWLEDGES AND AGREES SOLELY FOR THE BENEFIT OF OLD DOMINION THAT (a) CLOVER UNIT 2 AND EACH COMPONENT THEREOF ARE OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE ACCEPTABLE TO THE FACILITY OWNER, (b) THE FACILITY OWNER IS SATISFIED THAT CLOVER UNIT 2 AND EACH COMPONENT THEREOF ARE SUITABLE FOR THEIR RESPECTIVE PURPOSES, (c) OLD DOMINION IS NOT A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND, (d) CLOVER UNIT 2 AND EACH COMPONENT THEREOF ARE CONVEYED HEREUNDER FOR THE TERM AND THE RENEWAL TERM SPECIFIED ABOVE SUBJECT TO ALL APPLICABLE LAWS NOW IN EFFECT OR HEREAFTER ADOPTED AND IN THE STATE AND CONDITION OF EVERY PART THEREOF WHEN THE SAME FIRST BECAME SUBJECT TO THIS HEAD EQUIPMENT AGREEMENT WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY OLD DOMINION AND (e) OLD DOMINION CONVEYS FOR THE TERM AND THE RENEWAL TERM SPECIFIED ABOVE AND THE FACILITY OWNER TAKES THE EQUIPMENT INTEREST UNDER THIS HEAD EQUIPMENT AGREEMENT "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS", AND THE FACILITY OWNER ACKNOWLEDGES THAT OLD DOMINION MAKES NO, NOR SHALL BE DEEMED TO HAVE MADE, AND EXPRESSLY DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, OR MERCHANTABILITY THEREOF OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, except that Old Dominion represents and warrants to the Facility Owner that Old Dominion has (1) good and valid title, as a tenant-in-common with Virginia Power, to the Retained Assets free and clear of all Liens other than the Lien of Old Dominion Indenture, Permitted Encumbrances, the rights of Virginia Power under the Clover Agreements and, in the case of the Common Facilities Equipment which is part of the Retained Assets, the rights of the Unit 1 Parties, and (2) a valid leasehold interest, to the extent of a 50% undivided interest, in the Pollution Control Assets free and clear of all Liens other than the Lien of Old Dominion Indenture, Permitted Encumbrances, the rights of Virginia Power under the Clover Agreements and, in the case of the Common Facilities Equipment which is part of the Pollution Control Assets, the rights of the Unit 1 Parties.

SECTION 5.         RIGHT OF QUIET ENJOYMENT.

         Old Dominion agrees that, notwithstanding any other provision of any of the Operative Documents, so long as the Head Equipment Agreement Interest has not been surrendered pursuant to the express provisions of Section 10 hereof, Old Dominion shall not through its own actions or inactions interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Facility Owner of the Head Equipment Agreement Interest subject to the terms hereof.


SECTION 6.         SURRENDER AND TRANSFER OF EQUIPMENT INTEREST.

         SECTION 6.1. SURRENDER OF EQUIPMENT INTEREST. Upon surrender of the Head Equipment Agreement Interest pursuant to Section 10.2 or, subject to
Section 10.1, on the last day of the Head Equipment Agreement Term, the Facility Owner shall return the Equipment Interest by delivering constructive possession of the same to Old Dominion at the location of Clover Unit 2 in Clover, Virginia, and shall execute, acknowledge and deliver a release, surrender or conveyance of all of its rights, title and interests in the Equipment Interest to be prepared by and at the expense of Old Dominion in a form reasonably satisfactory to the Facility Owner, in each case without representation or warranty other than that the Equipment Interest is free and clear of all Facility Owner's Liens and Owner Participant's Liens, without any other liability or cost to the Facility Owner. The obligations of the Facility Owner under this Section 6.1 shall survive termination of this Head Equipment Agreement.

         SECTION 6.2. RIGHT OF FIRST REFUSAL IN VIRGINIA POWER. If (a) at any time during the Head Equipment Agreement Term the Facility Owner shall seek to sell, lease, convey or otherwise transfer its interest in (i) the Head Equipment Agreement Interest or any part thereof or (ii) the Facility Owner's Percentage in the Unit 2 Equipment and the Common Facilities Equipment (if such interests have been obtained by the Facility Owner pursuant to Section 11 hereof), or any part thereto, to any Person other than Old Dominion pursuant to any provision of the Operating Equipment Agreement, or (b) on or after the expiration or termination of the Term of the Operating Equipment Agreement, the Owner Participant seeks to sell the Beneficial Interest or any part thereof (other than pursuant to Section 12 of the Participation Agreement), such Head Equipment Agreement Interest or Beneficial Interest, as the case may be, shall be subject to Virginia Power's right of first refusal on the terms and conditions set forth in this Section 6.2. The Facility Owner will give Virginia Power prompt written notice of all bona fide offers which it wishes to accept received from any other Person to purchase or acquire its interest in the Head Equipment Agreement Interest, the Facility Owner's Percentage in the Unit 2 Equipment and the Common Facilities Equipment (if such interests shall have been obtained by the Facility Owner pursuant to Section 11 hereof), or Owner Participant's Beneficial Interest or any part of either, together with a full and complete statement of the price and all of the terms, conditions and provisions contained in such offers. Virginia Power will thereafter have the right within a period of forty-five (45) Business Days from and after the giving of such notice to notify the Facility Owner of its intent to exercise its rights of first refusal. If Virginia Power elects to exercise the right provided in the preceding sentence, it will within 180 days of such notice execute a contract on the same terms and conditions as the offer giving rise to such right. If Virginia Power does not give such notice to the Facility Owner within the forty-five (45) Business Day period and execute such a contract within 180 days of such notice, the Facility Owner will be free to proceed under the terms and conditions as set forth in its notice to Virginia Power. In the event that such terms or conditions are revised in any way that materially changes the agreement for sale, lease, conveyance or transfer (including any reduction in price or the terms of payment thereof), the Facility Owner must again comply with the notice and acceptance provisions of this Section 6.2. Virginia Power shall be deemed a third party beneficiary with respect to this Section 6.2. The right of first refusal in favor of Virginia Power set forth in this Section 6.2 shall be exercised only in connection with its simultaneous exercise of the right of first refusal set forth in Section
6.2 of the Head Foundation Agreement. Notwithstanding any provision to the contrary, it is agreed and understood that any transfer of the Head Equipment Agreement Interest by the Owner Trustee to any successor Owner Trustee pursuant to Section 9 of the Trust Agreement and the assignments between the Facility Owner and the Qualified Intermediary pursuant to the Exchange Documents shall not be subject to the provisions of this Section 6.2. In connection with Virginia Power's exercise of the right of first refusal pursuant to this
Section 6.2 with respect to the Head Equipment Agreement Interest, the Ground Interest shall be conveyed to Virginia Power. No amendment of this Section shall be valid unless consented to by Virginia Power.

         SECTION 6.3. RIGHT OF VIRGINIA POWER TO EXERCISE PURCHASE OPTION. If Old Dominion shall not elect the Purchase Option pursuant to Section 15.1 of the Operating Equipment Agreement, Virginia Power shall have the right to purchase the Equipment Interest on the Expiration Date on the terms and conditions set forth in this Section 6.3. Virginia Power shall give Old Dominion and the Facility Owner written notice of its irrevocable election to exercise the purchase option provided by this Section 6.3 by the date no later than the earlier of (i) the date 60 days following the date twenty-four months prior to the Expiration Date and (ii) the date 60 days following receipt by Virginia Power from Old Dominion of notice, delivered pursuant to Section 15.1 of the Operating Equipment Agreement, of its election not to exercise the Purchase Option. If Virginia Power shall not give the notice contemplated by the preceding sentence, it will be deemed to have elected not to purchase and it will have no right to purchase the Equipment Interest pursuant to this Section
6.3. If Virginia Power shall give notice of its election to purchase the Equipment Interest pursuant to this Section 6.3, it shall become unconditionally obligated to pay all amounts of the Purchase Option Price at the times and in the amounts set forth in clause (a)(i) and (b) of Section 15.1 of the Operating Equipment Agreement and, without duplication of its covenant set forth in the succeeding sentence and Section 15.5 of the Operating Equipment Agreement, Old Dominion shall be obligated to pay on the Expiration Date the amounts set forth in clauses (a)(ii) and (a)(iii) of Section 15.1 of the Operating Equipment
Agreement. If Virginia Power elects to purchase the Equipment Interest in accordance with this Section 6.3, Old Dominion and the Facility Owner each agree to comply with their respective covenants set forth in Section 15.1 of the Operating Equipment Agreement (other than, in the case of Old Dominion, the covenant to pay any amounts of the Purchase Option Price) in order to permit Virginia Power to purchase the Equipment Interest in accordance with such Section 15.1 of the Operating Equipment Agreement. Other than as set forth in the preceding sentence and
Section 15.4 of the Operating Equipment Agreement, Old Dominion shall have no obligations in connection with Virginia Power's exercise of the election set forth in this Section 6.3. Virginia Power shall be deemed a third party beneficiary with respect to this Section 6.3. The election of Virginia Power to purchase the Equipment Interest set forth in this Section 6.3 shall be exercised only in connection with its simultaneous exercise of its election to purchase the Foundation Interest set forth in Section 6.3 of the Head Foundation Agreement. If it shall exercise the purchase option set forth in this
Section 6.3, Virginia Power shall be permitted to exercise the Facility Owner's purchase option set forth in Section 11 of this Head Foundation Agreement. In connection with Virginia Power's exercise of the purchase option provided by this Section 6.3, the Ground Interest shall be conveyed to Virginia Power. No amendment of this section shall be valid unless consented to in writing by Virginia Power.

         SECTION 6.4. TRANSFER OF EQUIPMENT INTEREST. Old Dominion acknowledges that the Facility Owner shall have the right to transfer and convey the Head Equipment Agreement Interest under and in accordance with Section 14.4 and
Section 17.1(c) of the Operating Equipment Agreement in connection with the Facility Owner's transfer thereunder of the Facility Owner's Unit 2 Interest.

SECTION 7.         LIENS.

         The Facility Owner agrees that it will not, directly or indirectly, create, incur, assume or suffer to exist any Facility Owner's Liens or Owner Participant's Liens on or with respect to the Equipment Interest or its Head Equipment Agreement Interest, and the Facility Owner shall promptly notify Old Dominion of the imposition of any such Lien of which the Facility Owner is aware and shall promptly, at its own expense, take such action as may be necessary to discharge any such Lien.

SECTION 8.         OPERATION AND MAINTENANCE; REPLACEMENT COMPONENTS.

         SECTION 8.1. OPERATION AND MAINTENANCE. The Facility Owner covenants and agrees to operate, maintain and insure the Equipment Interest, or cause the Equipment Interest to be operated, maintained and insured, in accordance with the Clover Agreements. Simultaneously with the execution and delivery by the parties of this Head Equipment Agreement, the Facility Owner and Old Dominion have entered into the Clover Agreements Assignment pursuant to which the Facility Owner has assumed all of Old Dominion's obligations under the Clover Agreements, to the extent, but only to the extent, they relate to the Equipment Interest, the Foundation Interest and the Ground Interest. The Facility Owner covenants and agrees that it will perform all of its obligations under the Clover Agreements Assignment. The execution and delivery of the Operating Equipment Agreement shall be deemed compliance by the Facility Owner with its covenants set forth in this Section 8.1 during the Term of the Operating Equipment Agreement without any further action by the Facility Owner, whether or not Old Dominion shall comply with the corresponding obligations under the Operating Equipment Agreement. Following the Expiration Date, if the Operating Agency Agreement shall be in effect and Old Dominion shall be the "Operating Agent" thereunder, the Facility Owner shall be deemed in compliance with its covenant set forth in this Section 8.1 without any further action by the Facility Owner, whether or not Old Dominion shall be in compliance with its covenants under the Operating Agency Agreement.

         SECTION 8.2. REPLACEMENT COMPONENTS. An undivided interest equal to the Facility Owner's Percentage in all Replacement Components incorporated in the Unit 2 Equipment and the Common Facilities Equipment included in Clover Unit 2 during the Head Equipment Agreement Term in accordance with the Operating Equipment Agreement or the Clover Operating Agreement shall automatically become subject to this Head Equipment Agreement without any action by any Person whatsoever and shall be deemed to be a part of Clover Unit 2 and the Equipment Interest for all purposes of this Head Equipment Agreement.


SECTION 9.         MODIFICATIONS.

         An undivided interest equal to the Facility Owner's Percentage in all Modifications to the Unit 2 Equipment and Common Facilities Equipment included in Clover Unit 2 during the Head Equipment Agreement Term in accordance with the Operating Equipment Agreement or the Clover Operating Agreement shall automatically become subject to this Head Equipment Agreement without any action by any Person whatsoever and shall be deemed to be a part of Clover Unit 2 and the Equipment Interest for all purposes of this Head Equipment Agreement.

SECTION 10.        SURRENDER OR TRANSFER OF EQUIPMENT INTEREST.

         SECTION 10.1. SURRENDER OR TRANSFER DURING THE OPERATING EQUIPMENT AGREEMENT TERM. If (a) the Operating Equipment Agreement is terminated pursuant to Section 10, 13, 17.1(e) (where the Facility Owner is to transfer the Facility Owner's Unit 2 Interest to Old Dominion) or 18 thereof, (b) the Purchase Option pursuant to Section 15.1 of the Operating Equipment Agreement is exercised or
(c) the Facility Owner exercises its right to transfer the Facility Owner's Unit 2 Interest pursuant to Section 17.1(c) of the Operating Equipment Agreement, either (I) in circumstances where the transferor and transferee are the parties hereto, the Facility Owner shall, upon satisfaction of the requirements of the relevant sections of the Operating Equipment Agreement, surrender the Equipment Interest to Old Dominion in accordance with Section 6.1 and Old Dominion and the Facility Owner agree to comply with the provisions of the applicable section of the Operating Equipment Agreement in connection with such surrender or (II) in all other cases, Old Dominion expressly agrees that the Facility Owner may convey and transfer the Facility Owner's right, title and interest in the Equipment Interest as part of its transfer of the Facility Owner's Unit 2 Interest under the relevant section of the Operating Equipment Agreement.

         SECTION 10.2. SURRENDER OR TRANSFER AFTER THE OPERATING EQUIPMENT AGREEMENT TERM. At any time following the expiration or termination of the Term of the Operating Equipment Agreement and the discharge of the Liens of the Loan Agreement and the Leasehold Mortgage, the Facility Owner shall have the right to surrender or transfer the Head Equipment Agreement Interest to Old Dominion in accordance with Section 6.1.


SECTION 11.        PURCHASE OPTION OF REMAINDER INTEREST OF OLD DOMINION.


         At any time following the Term and the return of the Equipment Interest to the Facility Owner in accordance with Section 5 of the Operating Equipment Agreement in connection with Old Dominion's exercise of the Service Contract Option or the Facility Owner's exercise of the Preemptive Election or following the termination of the Operating Agreements pursuant to Sections 14 or 17 of each, the Facility Owner (or Virginia Power in the event it exercises its rights under Section 6.3 hereof) shall have the right, exercisable at its option, to purchase the Facility Owner's Percentage in the Unit 2 Equipment and the Common Facilities Equipment for $1. If the Facility Owner (or Virginia Power in the event it exercises its rights under Section 6.3 hereof) elects to exercise such right, Old Dominion shall convey legal title to such Facility Owner's Percentage of the Unit 2 Equipment and the Common Facilities Equipment by executing and delivering to the Facility Owner (or Virginia Power in the event it exercises its rights under Section 6.3 hereof) a bill of sale reasonably satisfactory to the Facility Owner (or Virginia Power in the event it exercises its rights under Section 6.3 hereof) warranting that such Facility Owner's

Percentage in the Unit 2 Equipment and the Common Facilities Equipment is free of all Liens other than Permitted Post-Term Encumbrances. After giving effect to such conveyance, the provisions of Section 15.03 of the Clover Operating Agreement and Section 17.03 of the Clover Ownership Agreement (and Section 6.2 hereof) shall apply. At any time following the Term in the circumstances contemplated by the first sentence of this Section 11, if requested by the Facility Owner (or Virginia Power in the event it exercises its rights under Section 6.3 hereof), Old Dominion shall, at Old Dominion's expense, deliver in favor of the Facility Owner (or Virginia Power in the event it exercises its rights under Section 6.3 hereof) a security agreement creating a Lien on Old Dominion's right, title and interest in the Unit 2 Equipment and the Common Facilities Equipment in form and substance satisfactory to the Facility Owner (or Virginia Power in the event it exercises its rights under Section 6.3 hereof) securing the purchase option provided by this Section 11.


SECTION 12.        INSPECTION.

         During the Term of the Operating Equipment Agreement, the rights of the Facility Owner, the Owner Participant, the Agent and their representatives to inspect Clover Unit 2 shall be governed by Section 12 of the Operating Equipment Agreement.


SECTION 13.        SECURITY FOR FACILITY OWNER'S OBLIGATION TO THE
                   LENDERS.

         In order to secure the Secured Indebtedness, the Facility Owner will assign in the Loan Agreement to the Agent for its benefit and the ratable benefit of the Lenders its rights under this Head Equipment Agreement and grant security interests in favor of the Agent in, inter alia, all of the Facility Owner's right, title and interest in and to the Equipment Interest, and its interest in this Head Equipment Agreement (other than Excepted Payments and Excepted Rights). Old Dominion hereby consents to such grant and assignment and to the creation of such security interests and acknowledges receipt of copies of
the Loan Agreement,   it  being  understood  that  such  consent  shall  not
affect any requirement or the absence of any requirement for any consent under any other circumstances. Old Dominion hereby acknowledges receipt of due notice that the Facility Owner's interest in this Head Equipment Agreement will be assigned to the Agent as security pursuant to the Loan Agreement to the extent provided in the Loan Agreement. Unless and until Old Dominion shall have received written notice from the Agent that the Facility Owner has the right to have the Liens of the Loan Agreement and the Leasehold Mortgage discharged, the Agent shall have the right to exercise the rights of the Facility Owner under this Head Equipment Agreement to the extent set forth in and subject in each case to the exceptions set forth in the Loan Agreement.

SECTION 14.        NONMERGER.

         The remainder in the Equipment Interest conveyed by this Head Equipment Interest shall not merge into any interest in the Equipment Interest conveyed by this Head Equipment Agreement even if such remainder and such interest are at any time vested in or held directly or indirectly by the same Person, but this Head Equipment Agreement, and the Operating Equipment Agreement (if sooner terminated) shall nonetheless each remain in full force and effect in accordance with its respective terms notwithstanding such vesting or holding.

SECTION 15.        MISCELLANEOUS.

         SECTION 15.1. AGREEMENT REGARDING EQUIPMENT. The parties hereto understand and acknowledge that the Unit 2 Equipment and the Common Facilities Equipment have been constructively severed from the Real Property by the Severance Agreements and intend that all of the foregoing be treated as personal property. However, should it be determined by a court of competent jurisdiction that (notwithstanding the foregoing) any of the equipment constituting Unit 2 Equipment or Common Facilities Equipment is an interest in real property for purposes of Virginia Code Section 55-96, the parties hereto agree that such equipment shall not be part of the Unit 2 Equipment or the Common Facilities Equipment and shall not be subject to this Head Equipment Agreement, but shall constitute a part of the Unit 2 Foundation or the Common Facilities Foundation, as the case may be, and shall be subject to and conveyed for the Head Foundation Agreement Term by the Head Foundation Agreement.

         SECTION 15.2. AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Head Equipment Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto and, also, in connection with any termination of or amendment to those provisions for which Virginia Power is an intended beneficiary, approved by Virginia Power.

         SECTION 15.3. NOTICES. Unless otherwise expressly specified or permitted by the terms of this Head Equipment Agreement, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party at its address set forth below or at such other address as such party may from time to time designate by written notice to the other party hereto:


         If to Old Dominion:

                   Old Dominion Electric Cooperative
                   4201 Dominion Boulevard
                   Glen Allen, Virginia 23060

                   Facsimile No.:  (804) 747-3742
                   Telephone No.:  (804) 747-0592
                   Attention:  Vice President of Accounting and Finance

         If to the Facility Owner:

                   Clover Unit 2 Generating Trust
                   c/o Wilmington Trust Company
                   Rodney Square North
                   1100 North Market Street
                   Wilmington, Delaware 19890-0001

                   Facsimile No.:  (302) 651-8882
                   Telephone No.:  (302) 651-1000
                   Attention:  Corporate Trust Administration

A copy of all communications and notices provided for herein shall be sent by the party giving such communication or notice to Virginia Power at:

                   Virginia Electric and Power Company
                   P.O. Box 26666
                   Richmond, Virginia  23261
                   Attention: President

         SECTION 15.4. SURVIVAL. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of either such party under this Head Equipment Agreement, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of either party.

         SECTION 15.5.     SUCCESSORS AND ASSIGNS.

                   (a) This Head Equipment Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

                   (b) Except as expressly provided herein or in any other Operative Document, Old Dominion may not assign its interests herein without the consent of the Facility Owner. Except as expressly provided in the Operative Documents, the Facility Owner may not assign its interests herein prior to the expiration or early termination of the Term of the Operating Equipment Agreement without the consent of Old Dominion.

         SECTION 15.6. BUSINESS DAY. Notwithstanding anything herein to the contrary, if the date on which any payment is to be made pursuant to this Head Equipment Agreement is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (PROVIDED such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

         SECTION 15.7. GOVERNING LAW. THIS HEAD EQUIPMENT AGREEMENT SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 15.8. SEVERABILITY. Whenever possible, each provision of this Head Equipment Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Head Equipment Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Head Equipment Agreement.

         SECTION 15.9. COUNTERPARTS. This Head Equipment Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

         SECTION 15.10. HEADINGS AND TABLE OF CONTENTS. The headings of the sections of this Head Equipment Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         SECTION 15.11. FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by the other party hereto, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Head Equipment Agreement.

         SECTION 15.12. EFFECTIVENESS OF HEAD EQUIPMENT AGREEMENT. This Head Equipment Agreement has been dated as of the date first above written for convenience only. This Head Equipment Agreement shall be effective on the date of execution and delivery by each of Old Dominion and the Facility Owner.

         SECTION 15.13. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of Clover Unit 2 Generating Trust (the "Trust") under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other Operative Documents.

         SECTION 15.14. MEASURING LIFE. If and to the extent that any of the rights and privileges granted under this Agreement, including Section 11 hereof, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Head Equipment Agreement, such options, rights and privileges, subject to the respective conditions governing the exercise of such options, rights and privileges, will be exercisable only during (a) a period which will end twenty-one (21) years after the death of the last survivor of the members of the Board of Directors of Old Dominion named in Exhibit A-5 hereto, together with all such persons' children and grandchildren who are living on the date of the execution of this Head Equipment Agreement or
(b) the specific applicable period of time expressed in this Head Equipment Agreement, whichever is shorter.

         IN WITNESS WHEREOF, Old Dominion and the Facility Owner have caused this Head Equipment Agreement to be duly executed and delivered by their respective officers thereunto duly authorized.


                                             OLD DOMINION ELECTRIC COOPERATIVE



                                             By:/s/ DANIEL M. WALKER
                                                ------------------------------
                                                 Name: Daniel M. Walker
                                                 Title: Vice President
                                                 Date: July 31, 1996


                                             CLOVER UNIT 2 GENERATING TRUST




                                             By:   Wilmington Trust Company, not
                                                   in its individual capacity
                                                   but solely as Owner Trustee
                                                   under the Trust Agreement


                                                   By:/s/ EMMETT R. HARMON
                                                      --------------------------
                                                       Name: Emmett R. Harmon
                                                       Title: Vice President
                                                       Date: July 31, 1996




                                                                     EXHIBIT A-1
                                                                              TO
                                                                  HEAD EQUIPMENT
                                                                       AGREEMENT


                         DESCRIPTION OF UNIT 2 EQUIPMENT


                  All those certain assets at or on the Unit 2 Site (excluding the Unit 2 Foundation) and all replacements or substitutions thereto, including the generation building, baghouse, scrubber building, and all those certain parts and items of equipment identified on Schedule 1 (which is not intended to limit the generality of the foregoing definition to the assets identified therein) attached hereto, together with all auxiliary and support items, including all valves, backflow preventers, breakdown orifices, exhaust heads, expansion joints, flexible hoses, gage glasses, relief valves, sight flow indicators, strainers, traps, local switch stations, transducers, circuit breakers, transfer switches, disconnect switches, junction boxes, motors, transformers (other), panel boards (other), local control devices, miscellaneous panels and instruments, solenoid valves, control drives, signal converters and monitors, conductivity instrumentation, pH instrumentations, recorders, subpanels and switches/lights, and recorders/pen description.

                                                                     EXHIBIT A-2
                                                                              TO
                                                                  HEAD EQUIPMENT
                                                                       AGREEMENT


                   DESCRIPTION OF COMMON FACILITIES EQUIPMENT


                  All those certain assets used in connection with the operation or maintenance of both the Clover Unit 1 Generating Facility and the Clover Unit 2 Generating Facility (excluding, the Unit 1 Equipment, the Unit 2 Equipment, the Unit 1 Foundation, the Unit 2 Foundation and the Common Facilities Foundation) and all replacements or substitutions thereto, including the crusher building, coal car thaw shed, administration building, warehouse, coal yard control building, machine shop, welding shop, coal yard maintenance building, line unloading building, service water/five pump building, water treatment building, plant services building, various electrical equipment buildings and all those certain parts and items of equipment identified on Schedule 2 (which is not intended to limit the generality of the foregoing definition to the assets identified therein) attached hereto, together with all auxiliary and support items, including all valves, backflow preventers, breakdown orifices, exhaust heads, expansion joints, flexible hoses, gage glasses, relief valves, sight flow indicators, strainers, traps, local switch stations, transducers, circuit breakers, transfer switches, disconnect switches, junction boxes, motors, transformers (other), panel boards (other), local control devices, miscellaneous panels and instruments, solenoid valves, control drives, signal converters and monitors, conductivity instrumentation, pH instrumentations, recorders, subpanels and switches/lights, and recorders/pen description.



                                      A-2-1